Exhibit 99.36

MBNA MASTER CREDIT CARD TRUST II

SERIES 1998-F

KEY PERFORMANCE FACTORS
November 30, 1998



Expected B Maturity 9/15/2005


Blended Coupon 5.8507%


Excess Protection Level
3 Month Average   4.68%
November, 1998   5.40%
October, 1998   5.78%
September, 1998   2.85%


Cash Yield18.03%


Investor Charge Offs 4.96%


Base Rate 7.67%


Over 35 Day Delinquency 5.37%


Seller's Interest 9.39%


Total Payment Rate13.51%


Total Principal Balance$40,339,382,471.40


 Investor Participation Amount$500,000,000.00


Seller Participation Amount$3,787,462,952.91